Exhibit 99.1

RR Donnelley Contacts:

Media Contact: Phyllis Burgee, Director Communications: Tel: +1 630-322-6093 E-mail: phyllis.burgee@rrd.com

Investor Contact: Dave Gardella, Senior Vice President Finance: Tel: +1 312-326-8155 E-mail: david.a.gardella@rrd.com

Consolidated Graphics Contacts:

Media Contact: Matt Steinberg/Christine Mohrmann, FTI Consulting, Inc., +1-212-850-5600

Investor Contact: Jon C. Biro, Executive Vice President/Chief Financial Officer, Consolidated Graphics, Inc., +1-713-787-0977

HART-SCOTT-RODINO WAITING PERIOD EXPIRES FOR RR DONNELLEY ACQUISITION OF CONSOLIDATED GRAPHICS

CHICAGO & HOUSTON, December 16, 2013 — R. R. Donnelley & Sons Company (NASDAQ: RRD) and Consolidated Graphics, Inc. (NYSE: CGX) jointly announced today the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) in connection with the previously announced merger agreement under which RR Donnelley will acquire all of the outstanding common stock of Consolidated Graphics. The waiting period expired on Friday, December 13.

Expiration of the HSR waiting period satisfies one of the conditions to the closing of the proposed merger, which remains subject to approval by the shareholders of Consolidated Graphics and other customary closing conditions. The transaction is expected to close in the first quarter of 2014.

About RR Donnelley

RR Donnelley (NASDAQ: RRD) is a global provider of integrated communications. The company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and increase compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the company employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the company’s web site at http://www.rrdonnelley.com.

About Consolidated Graphics

Consolidated Graphics, Inc. (NYSE: CGX), headquartered in Houston, Texas, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 26 states, Toronto, Prague, and Gero, Japan, CGX offers a broad geographic footprint, leading-edge capabilities, and high levels of convenience, efficiency and service. With locations in or near virtually every major U.S. population center, CGX provides the service and responsiveness of a local printer enhanced by the economic, geographic and technological advantages of a large national organization. For more information, visit www.cgx.com.

Additional Information and Where To Find It

This news release relates to a proposed transaction between RR Donnelley and Consolidated Graphics. In connection with the proposed transaction, RR Donnelley has filed a registration statement on Form S-4 with the SEC, which includes a preliminary proxy statement/prospectus. Consolidated Graphics will deliver a definitive proxy statement/prospectus to Consolidated Graphics shareholders. This news release is not a substitute for the registration statement, proxy statement/prospectus or any other documents that RR Donnelley or Consolidated Graphics may file with the SEC or send to Consolidated Graphics shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR CONSOLIDATED GRAPHICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed or that will be filed by RR Donnelley or Consolidated Graphics with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC are available free of charge on RR Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455. Copies of the proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC are available free of charge on Consolidated Graphics’ internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec or by contacting Consolidated Graphics’ Investor Relations Department at (713) 787-0977.

No Offer or Solicitation

This news release does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

RR Donnelley, Consolidated Graphics, and their respective directors and executive officers may be considered participants in the solicitation of proxies from Consolidated Graphics shareholders in connection with the proposed transaction. Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013. Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and Consolidated Graphics, their expectations relating to the proposed transaction and their future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about RR Donnelley or Consolidated Graphics managements’ beliefs and expectations, are forward-looking statements. Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley and Consolidated Graphics believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley’s or Consolidated Graphics’ control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley’s and Consolidated Graphics’ current expectations depending upon a number of factors affecting their businesses and risks associated with the successful execution and integration of the proposed transaction and the performance of their businesses following such transaction. These factors include, among others, the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); changes in tax laws or interpretations that could increase RR Donnelley’s consolidated tax liabilities; the reliability of the participants to RR Donnelley’s lending agreements; competitive pressures in all markets in which RR Donnelley operates; successful completion of the proposed transaction, the ability to implement plans for the integration of the proposed transaction, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated synergies and benefits of the proposed transaction, the receipt of approvals for the proposed transaction, and such other risks and uncertainties detailed in RR Donnelley’s and Consolidated Graphics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in RR Donnelley’s Form 10-K for the fiscal year ended December 31, 2012 and in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013, in RR Donnelley’s and Consolidated Graphics’ subsequent filings with the SEC and in other investor communications of RR Donnelley and Consolidated Graphics from time to time. RR Donnelley and Consolidated Graphics do not undertake to and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

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